Exhibit 23


Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report included in this Form
11-K for the year ended November 30, 1996, into UAL's previously filed Form S-8 and Post Effective Amendment
No. 1 to Form S-8 Registration Statement (File No. 33-
38613) for the United Air Lines, Inc. Management and
Salaried Employees' 401(k) Retirement Savings Plan.



                                     /s/ Arthur Andersen LLP

                                     Arthur Andersen LLP


Chicago, Illinois
May 23, 1997